CALAMOS® FAMILY OF FUNDS

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST (the “Trust”)

Calamos Antetokounmpo Sustainable Equities Fund (the “Fund”)

Supplement dated September 11, 2026

to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2026

On September 10, 2026, the Trust’s Board of Trustees approved a proposal to liquidate the Fund.

It is expected that the Fund will liquidate on or about November 20, 2026 (the “Liquidation Date”). All dates noted in this supplement are effective as of the close of business on the respective date.

Effective October 12, 2026, the Fund will stop accepting purchases from new investors and existing shareholders, except that existing investors that hold Fund shares through a defined contribution retirement plan as of September 11, 2026 may continue purchasing shares through November 12, 2026. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation.

At this time, a final distribution is anticipated and will be paid no later than the Liquidation Date.

Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from September 11, 2026 to the Liquidation Date.

Prior to the Liquidation Date, Calamos expects to begin to reduce the remaining assets of the Fund to distributable form in cash to facilitate the Fund’s liquidation. During that time, the Fund may no longer be invested in accordance with its investment objective or principal investment strategies. The last date to place redemptions via the NSCC is November 19, 2026.

The liquidation is expected to be a taxable event for shareholders other than shareholders who are investing through a tax-advantaged arrangement or are tax-exempt. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

After the close of business on the Liquidation Date, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

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